                                  EXHIBIT 32.1
STALAR 1, INC.

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the accompanying Amendment No. 1 to Form 10-K of Stalar 1, Inc. (“the Company”) for the fiscal year ended September 30, 2010 (“the Periodic Report”), I, Steven R. Fox, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that the Periodic Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 14, 2011	/s/Steven R. Fox
Steven R. Fox, as Principal Executive Officer and Principal Financial Officer

 * A signed original of this written statement required by Section 906 has been provided to Stalar 1, Inc. and will be retained by Stalar 1, Inc. and furnished to the Securities Exchange Commission or its staff upon request.